                                 ANNUAL REPORT
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           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                                   New England
                               Star Worldwide Fund

                               [Graphic Omitted]

DECEMBER 31, 1997

                                                                   February 1998
--------------------------------------------------------------------------------

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

[Photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative. Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

                         NEW ENGLAND STAR WORLDWIDE FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

In the past, the EAFE Index5 served as the benchmark for New England Star Worldwide Fund. Going forward, the Fund's performance will be compared against a new benchmark -- the World Index4. While no benchmark is a perfect match for a managed fund, the World Index contains a higher proportion than does the EAFE Index of the markets that could be represented in the Fund, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
--------------------------------------------------------------------------------
CLASS A (Inception 12/29/95)             1 YEAR           SINCE INCEPTION
Net Asset Value(1)                       12.68%               14.66%
With Max. Sales Charge(2)                 6.19                11.26

--------------------------------------------------------------------------------
CLASS B (Inception 12/29/95)              1 YEAR           SINCE INCEPTION
Net Asset Value(1)                        11.85%               13.85%
With CDSC(3)                               6.85                12.45

--------------------------------------------------------------------------------
CLASS C (Inception 12/29/95)              1 YEAR           SINCE INCEPTION
Net Asset Value(1)                        11.84%               13.88%

--------------------------------------------------------------------------------
COMPARATIVE PERFORMANCE                   1 YEAR           SINCE 12/29/95
MSCI World(4)                             16.23%               15.03%
MSCI EAFE(5)                               2.06                 4.17
Lipper Global Average(6)                  12.89                14.77

NOTES TO CHARTS

Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Morgan Stanley Capital International (MSCI) World Index is a market cap-weighted index comprised of the performance of 15,670 (as of 12/31/97) companies representing stock markets in 23 developed markets including the U.S., Canada, Australia, New Zealand and those in Europe and the Far East. The unmanaged Index is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(6) Lipper Global Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                         NEW ENGLAND STAR WORLDWIDE FUND

                         Growth of a $10,000 Investment

                DECEMBER 1995 (INCEPTION) THROUGH DECEMBER 1997

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

                  A $10,000 INVESTMENT COMPARED TO MSCI EAFE(4)
CLASS A
 INDEX               NAV              MSC            MSCI WORLD         EAFE
-------           ---------        ----------        ----------        -------

12/29/95           $10,000           $ 9,425           $10,000         $10,000
1Q96               $10,528           $ 9,923           $10,419         $10,297
2Q96               $11,177           $10,534           $10,733         $10,468
3Q96               $11,136           $10,496           $10,888         $10,463
4Q96               $11,667           $10,997           $11,399         $10,637
1Q97               $12,267           $11,562           $11,444         $10,478
2Q97               $13,629           $12,845           $13,181         $11,846
3Q97               $14,083           $13,273           $13,571         $11,770
4Q97               $13,148           $12,392           $13,249         $10,856


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

CLASS B
 INDEX               NAV              MSC            MSCI WORLD         EAFE
-------           ---------        ----------        ----------        -------

12/29/95           $10,000           $10,000           $10,000         $10,000
1Q96               $10,512           $10,512           $10,419         $10,297
2Q96               $11,136           $11,136           $10,733         $10,468
3Q96               $11,081           $11,081           $10,888         $10,463
4Q96               $11,587           $11,587           $11,399         $10,637
1Q97               $12,163           $12,163           $11,444         $10,478
2Q97               $13,484           $13,484           $13,181         $11,846
3Q97               $13,906           $13,906           $13,571         $11,770
4Q97               $12,962           $12,562           $13,249         $10,856


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

CLASS C
 INDEX               NAV                   MSCI WORLD              EAFE
-------           ---------                ----------             -------
12/29/95           $10,000                  $10,000               $10,000
1Q96               $10,520                  $10,419               $10,297
2Q96               $11,144                  $10,733               $10,468
3Q96               $11,088                  $10,888               $10,463
4Q96               $11,595                  $11,399               $10,637
1Q97               $12,170                  $11,444               $10,478
2Q97               $13,490                  $13,181               $11,846
3Q97               $13,913                  $13,571               $11,770
4Q97               $12,968                  $13,249               $10,856


These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                               OVERVIEW: HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------

For the 12 months ending December 31, 1997, New England Star Worldwide Fund's Class A shares produced a total return of 12.68%, reflecting a $1.06 per share gain in net asset value to $15.46 and the reinvestment of $0.795 in capital gains distributions. For Class B and C shares, the Fund generated returns (based on net asset value) of 11.85% and 11.84%, respectively.

In 1997, the MSCI World Index, a gauge of stock market activity around the world, returned 16.23%. It was a year during which U.S. stocks performed significantly better than foreign stocks, as evidenced by the 33.31% return of the Standard & Poor's 500 Index -- a measure of U.S. stocks -- and the 2.06% return of the MSCI EAFE Index, which represents foreign markets. During the year, the Fund's investments in the United States, the developed markets of Europe and selected emerging markets in Latin America were the strongest contributors to performance.

In the United States, economic growth was robust while inflation and interest rates remained at relatively low levels. Despite volatility in the second half of 1997, the U.S. stock market produced returns of more than 20% for the third year in a row.

Investments in the United Kingdom, Scandinavia, the Netherlands, Germany and France produced some of the Fund's biggest returns. Corporate restructuring and downsizing were common themes among the Fund's European holdings. The Fund emphasized companies that were working to increase profits by improving their business portfolios, eliminating unprofitable divisions, establishing new management teams and upgrading their product lines.

Latin America was also a bright spot for the Fund. Selected investments in Brazil, Argentina, Chile and Mexico were market leaders. Solid economic growth, political stability and continuing moves to establish free and open markets provided a favorable environment for many businesses in these countries. During 1997, the Fund had relatively few investments in Asia, including Japan.

New England Star Worldwide Fund is composed of five different portfolio segments managed by some of the leading investment management companies in the country. This multiple-adviser approach -- the essence of the Star concept -- provides a means to diversify not just among individual securities, but among investment styles and strategies as well.

Though the five portfolio segments of the Fund are managed autonomously, the following chart gives you a general profile of the portfolio as a whole.

                       Country Diversification -- 12/31/97

                                                      % of
                  Top 10 Countries                 Net Assets
            ----------------------------------------------------
              1.  United States                         26.96
            ----------------------------------------------------
              2.  United Kingdom                        12.04
            ----------------------------------------------------
              3.  Brazil                                5.52
            ----------------------------------------------------
              4.  Netherlands                           5.30
            ----------------------------------------------------
              5.  France                                4.62
            ----------------------------------------------------
              6.  Japan                                 4.21
            ----------------------------------------------------
              7.  Switzerland                           3.52
            ----------------------------------------------------
              8.  Germany                               3.08
            ----------------------------------------------------
              9.  Mexico                                2.40
            ----------------------------------------------------
             10.  Sweden                                2.22

Portfolio holdings and asset allocations will vary.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                                       FOUNDERS ASSET MANAGEMENT
--------------------------------------------------------------------------------

[Photo of Michael Gerding]

Michael Gerding
Founders Asset Management

Q. What role did U.S. investments play in your strategy during the past year?

On December 31, 1997, U.S. stocks accounted for 18% of the Founders portion of the Fund; the U.S. was its largest country allocation. My investment style emphasizes stocks with rapid earnings growth and relatively low prices. In 1997, I found these characteristics primarily in companies outside the United States. Because of the strong gains produced by U.S. stocks over the past three years, I felt that many were simply overpriced.

Q. Where did you find attractive opportunities?

Investments in Europe -- specifically the United Kingdom, Italy, Spain and Scandinavia -- were strong contributors to performance. I invested in selected stocks across a variety of industries. For example, in the United Kingdom, I added Dixons Group, a retailer specializing in electronic products, and in Italy, I invested in Credito Italiano, a rapidly growing bank.

                                            LARGEST HOLDINGS IN FOUNDERS SEGMENT
-------------------------------------------------------------------------------
                                         % of segment assets    % of Fund assets
Sony Corp.                                       2.91                 0.57
Credito Italiano                                 2.89                 0.57
SAP-Vorzug AG, Preferred                         2.80                 0.55
Ladbroke Group PLC                               2.63                 0.52
VNU                                              2.39                 0.47

Q. Where do you expect to find opportunity in the months ahead?

Europe and Latin America are two key regions. In Europe, I believe economic growth will improve. Depending on the specific country, I expect European economies to grow at rates between 2% to 3.5%.

In Latin America, I believe countries such as Argentina and Chile should continue to perform well. Though Brazil posted strong returns in l997, the Brazilian government recently passed an austere budget that, in my opinion, could slow the economy in 1998.

The volatility in the U.S. stock market during the last two months of l997 may have created some opportunities. I have been monitoring several excellent U.S. companies and am ready to invest should their stock prices reach what I believe to be attractive levels.

Q. Will you invest in Asia?

Not yet -- because of the economic difficulties during the final months of 1997, I am taking a wait-and-see attitude about this part of the world, where a no-growth or recessionary environment would not be surprising.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                                     MONTGOMERY ASSET MANAGEMENT
--------------------------------------------------------------------------------




[Photo of Josephine Jimenez]
[Photo of Bryan Sudweeks]

Josephine Jimenez and Bryan Sudweeks
Montgomery Asset Management, L.L.C.

Q. What areas of the world benefitted the Montgomery portion of the Fund?

Investments in Latin America, Europe and Russia contributed to performance. Because we anticipated problems in Asia, we positioned the Fund away from that region.

Q. Brazil was a market leader. In what kinds of companies did you invest there?

Brazillian utility companies are one example. A country-wide privatization program has benefitted utilities such as Centrais Electricas Brasileira, the electric company, and Telebras, the telecommunications services provider monopoly. We also added selected Brazilian banks to the portfolio because we believe new economic reforms should be advantageous for them.


                                          LARGEST HOLDINGS IN MONTGOMERY SEGMENT

                                         % of segment assets    % of Fund assets
-------------------------------------------------------------------------------
Telebras                                         3.93                 0.65
Tatneft (ADR)                                    3.86                 0.64
CANTV (ADR)                                      3.76                 0.62
Telefonos de Mexico,
 S.A. de C.V. (ADR)                              3.45                 0.57
Telebras (ADR)                                   3.14                 0.52

Q. Mexican stocks rose 42% in U.S. dollars. What accounted for this performance?

Mexico has been recovering from the financial crisis it experienced in 1994. The economy has recently been growing rapidly, and we continued to find attractively priced companies with accelerating earnings growth in many industrial sectors. Two companies that were strong contributors to performance were Grupo Radio Centro, Mexico's largest radio group, and Grupo Financiero Banorte, a leading bank in Northern Mexico.

Q. Why was Portugal a good place to invest?

In a few months, Portugal will host the World's Fair. We emphasized companies that are involved in the many construction projects underway in preparation for the fair. These include building and construction businesses, such as Cimpor Cimentos de Portugal, the country's largest cement producer.

Q. Why did oil and electric companies account for most of the Fund's Russian investments?

We believe they were undervalued. Oil stocks were selling at about one-tenth the price of oil companies around the world. We expect oil companies to benefit not only from economic reforms in Russia, but also from economic growth in China.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                                       OAKMARK/HARRIS ASSOCIATES
--------------------------------------------------------------------------------

[Photo of Robert Sanborn]

Robert Sanborn
Oakmark/Harris Associates L.P.

Q. How do you select stocks for the U.S. portion of the Fund?

I take a "value" or "contrarian" approach, emphasizing high-quality companies whose stocks are undervalued because they are either out of favor or overlooked by other investors. Businesses that I believe have the potential for accelerating earnings and that have strong management, unique products and dominant positions within their industries are typical of the companies I favor.

Q. What stocks contributed most to performance?

While I select stocks on a case-by-case basis, investments often cluster in specific industries. Cable companies, which accounted for 10% of my segment on December 31, 1997, were strong performers. Two of the top three performers during the year -- TCI U.S. West Media Group -- were cable companies. Cable businesses had a lackluster year in 1996, so their prices were relatively low early in the period. In 1997, they benefitted from a wave of mergers within the telecommunications industry.

                           LARGEST HOLDINGS IN OAKMARK/HARRIS (DOMESTIC) SEGMENT

                                         % of segment assets    % of Fund assets
-------------------------------------------------------------------------------
Philip Morris Companies                          5.65                 1.32
Banc One Corp.                                   5.45                 1.27
Federal National
 Mortgage Association                            4.56                 1.06
Knight-Ridder, Inc.                              4.19                 0.98
Mattel, Inc.                                     4.17                 0.97

Financial companies, such as Federal National Mortgage Association and First USA, also contributed to total return. Many financial businesses benefitted from declining interest rates and a trend toward consolidation. For example, during the 12-month period, First USA was acquired by Banc One, which I retained in the portfolio.

Q. What are examples of your contrarian approach?

I added Mattel to the portfolio. Mattel had a short-term earnings disappointment, and Wall Street, I believe, overreacted, driving down the stock price. Mattel met our requirements for quality, good management, sound business fundamentals and price. I also invested in Nike, which had a similar problem to Mattel. Nike performed just half as well as the overall market in 1997. That provided an opportunity to purchase the stock at a very attractive price.

Q. What is your outlook?

I believe the fundamentals of the U.S. economy will be positive for stocks, although I'm cautious. U.S. stocks have produced above-average returns for three years, and it would be unrealistic to expect these kinds of returns to continue. In addition, it appears that the economic problems in several Asian countries that occurred later in 1997 could have an impact on the U.S. economy and on the stock market.

                         NEW ENGLAND STAR WORLDWIDE FUND

                                                       OAKMARK/HARRIS ASSOCIATES
--------------------------------------------------------------------------------

[Photo of David Herro]

[Photo of Michael Welsh]

David Herro and Michael Welsh
Oakmark/Harris Associates, L.P.

Q. How do you manage your segment of the Fund?

We seek individual companies that we believe should perform well over three to five years, investing in inexpensive stocks with solid economic fundamentals. We analyze companies' sales projections, potential earnings growth, management and products or services.

Q. Where did you find attractive investments during the year?

We found them in Europe and Latin America. European companies accounted for more than 50% of our segment at the end of the period.

Q. Why did the United Kingdom account for half of your European holdings?

That's where we found the most value. During 1997, our U.K. holdings rose from 15% of the segment to about 25%. Over the last few years, U.K. stock prices lagged those of continental European stocks, causing a value gap between European and U.K. value stocks. We emphasized companies that are well managed, not only from an operations standpoint but from a shareholder's perspective. Some examples include Sedgwick Group, an insurance and consulting services firm, Tate & Lyle, a manufacturer and distributor of food sweeteners, and Tomkins, a conglomerate.

Q. What changes did you make in Latin American holdings?

Our overall exposure to Latin American stocks stayed relatively constant, although we made changes to individual holdings. At the beginning of the period, Mexican stocks dominated the Latin American portion of the portfolio. As these stocks appreciated to our target levels, we sold them and invested most of the proceeds in Brazil. For example, we sold Telmex, Mexico's dominant telecommunications provider, which rose 50% in value during 1997, and Grupo Herdez, a food and consumer products manufacturer, which gained 150%.

Brazil's long-term prospects look positive, and we have invested in several companies that we believe are well positioned to be strong performers. Two examples are Uniao de Bancos Brasileiros, a financial services group, and Telebras, the Brazilian telecommunications company.

                      LARGEST HOLDINGS IN OAKMARK/HARRIS (INTERNATIONAL) SEGMENT

                                        % of segment assets    % of Fund assets
--------------------------------------------------------------------------------

Sedgwick Group                                   5.58                 1.01
Quilmes Industrial (ADR)                         5.12                 0.93
Tomkins PLC                                      4.73                 0.86
Tate & Lyle PLC                                  4.45                 0.81
Uniao de Bancos Brasileiros
 S.A. (GDR)                                      3.64                 0.66

                        NEW ENGLAND STAR WORLDWIDE FUND

                                                       JANUS CAPITAL CORPORATION
--------------------------------------------------------------------------------

[Photo of Helen Young Hayes]

[Photo of Laurence Chang]

Helen Young Hayes and Laurence Chang,
Janus Capital Corporation

Q. Did you focus on any investment themes in the Janus portion of the Fund?

We emphasized two themes -- restructuring and growth. On the restructuring front, we invested in companies that had downsizing programs in place and were concentrating on making their businesses more profitable. Philips Electronics, which is based in the Netherlands, falls into this category. At Philips, a new chief executive officer instituted several programs to improve the company's profitability.

In Europe, a wave of restructuring, mergers and acquisitions and privatization activity swept over the financial sector. For example, insurance company Swiss Life was recently privatized and became a more profitable enterprise as a result. Additionally, Credit Suisse and Wintour merged, and there was a mega-merger between UBS and FBC, two of the three largest banks in Switzerland.

                                               LARGEST HOLDINGS IN JANUS SEGMENT

                                         % of segment assets    % of Fund assets
--------------------------------------------------------------------------------
Akzo Nobel                                       2.63                 0.59
Rentokil Initial PLC                             2.61                 0.59
Nippon Telegraph & Telephone                     2.31                 0.52
Microsoft Corp.                                  2.22                 0.50
Siebe                                            2.15                 0.48

Q. What types of stocks did you add to the portfolio?

We added classic growth companies -- businesses whose accelerating earnings usually lead to appreciation in their stock prices. An example is Siebe, an industrial service company in the United Kingdom. Siebe has boosted its profits and continues to gain market share. Rentokil Initial, a business service company in the United Kingdom, has also performed well.

Toward the end of 1997, when the U.S. stock market became more volatile, we invested in some high-quality domestic growth companies whose prices had declined to attractive levels. These included software companies such as Microsoft and Cisco Systems and selected pharmaceutical businesses.

Q. Did you eliminate any significant positions?

We eliminated Volkswagen, a major holding. For most of the year, the company performed well. In September, Volkswagen announced that it would issue a large supply of new stock, which we believed would dilute future earnings. While the stock was never issued, the announcement had a negative impact on the company's market value. However, we sold Volkswagen at a profit.

                                     PORTFOLIO COMPOSITION
Investments as of December 31, 1997

COMMON STOCK--92.4% OF TOTAL NET ASSETS

  SHARES(A)       DESCRIPTION                                                       VALUE(B)
  ---------       -----------                                                       --------
                  ARGENTINA-1.6%
        525       Banco Rio de la Plata S.A. (ADR) (c) (d) ................       $      7,350
     61,500       Cresud (c) ..............................................            123,023
      1,832       Irsa (GDR) (g) ..........................................             68,929
     27,000       Irsa - B ................................................            100,459
     17,725       Nortel Inversora S.A. (ADR) (c) (d) .....................            451,988
     54,900       Siderar S.A. (c) ........................................            233,369
     17,100       Supermercados Unimarc S.A. (ADR) (c) (d) ................            210,544
      4,450       Telecom de Argentina (ADR) (d) ..........................            159,088
     30,950       Telefonica de Argentina (ADR) (d)                                  1,152,887
     48,450       YPF Sociedad Anonima (ADR) (d) ..........................          1,656,384
                                                                                  ------------
                                                                                     4,164,021
                                                                                  ------------
                  AUSTRALIA-0.1%
     28,600       Village Roadshow (c)                                                  72,510
     55,579       Wattyl ..................................................            231,831
                                                                                  ------------
                                                                                       304,341
                                                                                  ------------
                  AUSTRIA-0.2%
      7,620       Erste Bank Der Osterreichischen Sparkassen AG (c) .......            379,748
      1,700       VA Technologie AG .......................................            258,133
                                                                                  ------------
                                                                                       637,881
                                                                                  ------------
                  BELGIUM-0.1%
      1,661       Credit Communal Holdings/Dexia, 144A (c) (f) ............            223,030
                                                                                  ------------
                  BRAZIL-5.5%
 61,550,000       Banco Bradesco PN S.A. ..................................            606,649
     12,000       Brahma ..................................................              8,064
      2,180       CELESC (GDR) 144A (f) (g) ...............................            229,990
  7,190,000       Cemig PN ................................................            312,390
      8,100       Cemig S.A. (ADR) (d) ....................................            351,937
        400       Centrais Electricas de Santa Catarina (GDR) (g) .........             42,200
 12,600,000       Centrais Eletricas Brasileira S.A.-Electrobras ..........            626,585
    473,000       Companhia de Saneamento Basico do Estado de Sao Paulo ...            112,311
  4,260,000       Companhia Energetica de Sao Paulo - CESP, Preferred .....            255,741
    235,000       Companhia Riograndense de Telecominicacoes (c)                       289,526
    450,000       Electrobras PN ..........................................             22,983
    940,000       Ericsson Telecomunicacoes S.A. (c) ......................             30,153
    305,000       Itausa Investimentos Itau S.A. ..........................            237,758
 12,026,000       Odebrecht S.A. ..........................................             80,816
 20,783,000       Paranaense de Energia-Copel, Preferred B ................            282,122
  4,199,400       Petroleo Brasileiro, 144A (f) ...........................            982,074
 27,563,000       Telebras ................................................          2,803,101
     13,600       Telebras (ADR) (d) ......................................          1,583,550
  3,376,640       Telecom de Rio Janeiro S.A., Preferred ..................            350,961
  5,305,000       Telecomunicacoes de Minas Gerais - Telemig, Preferred B              670,225
  1,100,000       Telecomunicacoes de Sao Paulo S.A. - TELESP, Preferred ..            292,719
     36,747       Telecomunicacoes de Sao Paulo S.A. - TELESP, Preferred ..              9,581
     97,967       Telecomunicacoes do Rio de Janeiro S.A. - Telerj,
                    Preferred .............................................              9,831
  1,800,000       Telecomunicaoes do Rio de Janeiro S.A.-Telerj ...........            158,058
     57,500       Uniao de Bancos Brasileiros S.A. (GDR) (c) (g) ..........          1,850,781
 12,400,000       Uniao de Bancos Brasileiros S.A. Units (c) ..............            844,407
    294,800       Usiminas ................................................          1,743,363
                                                                                  ------------
                                                                                    14,787,876
                                                                                  ------------
                  CANADA-0.7%
      6,700       Four Seasons Hotels, Inc. ...............................            211,888
     68,575       Gulf Canada Resources, Ltd. .............................            480,025
      3,225       Northern Telecom, Ltd.                                               287,025
     10,075       Potash Corp. ............................................            836,225
                                                                                  ------------
                                                                                     1,815,163
                                                                                  ------------
                  CHILE-0.2%
      3,400       Banco de A Edward (ADR) (d) .............................             57,800
      7,400       Empresa Nacional de Electricidad S.A. (ADR) (d) .........            130,888
      8,600       Linea Aerea Nacional Chile S.A. (ADR) (c) (d) ...........            117,175
      4,500       Sociedad Quimica Minera de Chile (ADR) (d) ..............            198,000
                                                                                  ------------
                                                                                       503,863
                                                                                  ------------
                  CHINA-0.1%
     45,000       Shanghai Industrial Holdings, Ltd. ......................            167,247
                                                                                  ------------
                  CZECH REPUBLIC-0.4%
     12,000       Alpha Efekt .............................................            279,651
     20,000       Czech Value Fund ........................................            125,000
     11,700       Komercni Banka A.S. (GDR) (c) (g) .......................            140,400
      7,000       Komercni Banka A.S. (GDR) 144A (c) (f) (g) ..............             84,000
      4,000       Komercni Banka I.F. (c) .................................             79,223
     10,000       PIFCO Holdings PLC ......................................            120,858
     28,000       Vynosovy I.F. ...........................................            144,428
                                                                                  ------------
                                                                                       973,560
                                                                                  ------------
                  DENMARK-0.4%
      6,033       BG Bank .................................................            405,904
      2,100       Copenhagen Airport (c) ..................................            252,850
     14,144       SAS Danmark A/S .........................................            206,424
      1,579       Unidanmark A/S ..........................................            115,915
                                                                                  ------------
                                                                                       981,093
                                                                                  ------------
                  EGYPT-0.5%
     10,700       A-Ahram Beverage Co. S.A.E. (GDR) (c) (g) ...............            302,275
      3,700       A-Ahram Beverage Co. S.A.E. (GDR) 144A (c) (f) (g) ......            104,525
     18,800       MISR International Bank S.A.E. (GDR) 144A (f) (g) .......            275,890
     29,000       Paints & Chemical Industries Co. (GDR) 144A (c) (f) (g) .            297,250
     12,700       Suez Cement Co. S.A.E. (GDR) 144A (f) (g) ...............            259,398
                                                                                  ------------
                                                                                     1,239,338
                                                                                  ------------
                  FINLAND-1.3%
      7,169       Amer Group OY ...........................................            137,437
    205,052       Merita, Ltd. ............................................          1,121,006
      3,235       Metra OY, Series B ......................................             75,965
     33,275       Metsa-Serla OY ..........................................            259,439
      3,310       Nokia AB OY .............................................            234,999
      5,375       Nokia Corp. (ADR) (d) ...................................            376,250
      9,137       Pohjola Insurance Co., Series B .........................            338,597
      3,134       Raison Tehtaat ..........................................            371,990
      6,453       Sampo Insurance Company, Ltd. ...........................            209,538
      3,924       Tietotehdas OY, B Shares ................................            441,283
                                                                                  ------------
                                                                                     3,566,504
                                                                                  ------------
                  FRANCE-4.6%
      1,697       Alcatel Alsthom .........................................            215,702
      1,759       Assurances Generales de France - AGF ....................             93,203
      3,483       Atos S.A. ...............................................            449,083
      3,351       Banque National de Paris ................................            178,115
      4,430       Capital Gemini S.A. .....................................            363,247
     23,245       Chargeurs International S.A. (c) ........................          1,390,413
      2,822       CLF Dexia France ........................................            326,815
      6,800       Compagnie Financiere de Paribas .........................            590,911
      1,358       Compagnie Francaise d'Etudes et de Construction Technip .            143,280
      2,669       Credit Commerical de France .............................            182,930
        400       Dassault Systems S.A. (ADR) (d) .........................             12,350
     10,720       Elf Aquitaine ...........................................          1,246,822
      2,500       Europe 1 Communication ..................................            547,894
     13,500       France Telecom S.A. (c) .................................            489,665
      2,527       Groupe Danone ...........................................            451,362
      4,750       Groupe Legris Industries ................................            164,950
      2,125       Guilbert ................................................            302,941
      3,250       L'Air Liquide ...........................................            508,682
         83       L'Union des Assurances Federales ........................             10,895
      4,210       Lyonnaise des Eaux S.A. .................................            465,874
      8,756       Michelin Compagne General B .............................            440,819
     26,000       Pernod-Ricard ...........................................          1,529,285
     19,819       Renault S.A. ............................................            557,507
      7,488       Rhone Poulenc ...........................................            335,427
        504       Societe Generale ........................................             68,668
     19,775       Total S.A. (ADR) (d) ....................................          1,097,512
      1,908       Total S.A. ..............................................            207,650
                                                                                  ------------
                                                                                    12,372,002
                                                                                  ------------
                  GERMANY-3.1%
      4,540       Adidas AG ...............................................            597,106
        623       Allianz AG ..............................................            161,382
      2,638       Bankgesellschaft Berlin AG (c) ..........................             58,070
      2,474       Bayer Vereinsbank AG . ..................................            161,867
     10,400       Commerzbank AG ..........................................            409,305
     10,378       Depfa Bank ..............................................            614,967
     10,023       Deutsche Bank AG ........................................            707,591
     52,360       Deutsche Lufthansa AG ...................................          1,004,152
      1,750       Fresenius Medical Care (ADR) (d) ........................             38,063
        180       Gehe AG .................................................              9,005
      4,625       Marschollek Lauten, Preferred ...........................          1,169,780
        340       Muenchener Rueckversicherungs Gesellschaft AG ...........            128,141
        275       Pfeiffer Vacuum Technology AG (ADR) (d) .................           $  7,700
      6,000       Prokom Software (GDR) 144A (c) (f) (g) ..................             65,700
     10,800       Prosieben Media AG, Preferred ...........................            504,294
      4,500       SAP-Vorzug AG, Preferred ................................          1,472,109
      7,525       Schwarz Pharma AG .......................................            506,143
      1,592       Siemens AG ..............................................             94,248
      1,250       Volkswagen, Preferred                                                536,424
                                                                             -----------------
                                                                                     8,246,047
                                                                             -----------------
                  GREECE-0.0%
      6,000       Delta Dairy S.A. ........................................             53,862
      4,000       Hellenic Telecommunication Organization S.A. (GDR)
                    144A (f) (g) ..........................................             81,954
                                                                             -----------------
                                                                                       135,816
                                                                             -----------------
                  HONG KONG-1.8%
    480,000       Anhui Conch Cement Co., Ltd. (c) ........................             83,624
     19,000       Asia Satellite Telecommunications Holdings Corp.
                    (ADR) (d) .............................................            319,437
    387,400       Beijing Datang Power Generation Co., Ltd., 144A (f) .....            177,477
     13,000       Cheung Kong Holdings ....................................             85,140
     58,000       China Light & Power .....................................            321,848
    190,000       China National Aviation Co., Ltd. (c) ...................             40,212
    104,000       China Resources .........................................            232,185
      7,500       China Telecom Hong Kong, Ltd. (ADR) (c) (d) .............            251,719
     46,000       China Telecom, Ltd. (c) .................................             78,952
     52,000       Citic Pacific, Ltd. .....................................            206,685
    139,360       First Pacific Co. .......................................             67,441
  2,390,000       Giordano Holdings, Ltd. .................................            825,042
    303,600       Hong Kong Aircraft Engineering Co., Ltd. ................            763,995
     11,200       HSBC Holdings, Ltd. .....................................            276,061
     50,000       Hutchison Whampoa, Ltd. .................................            313,589
     63,000       New World Development Co., Ltd., 144A (f) ...............            217,886
     14,000       Swire Pacific, Ltd., 144A (f) ...........................             76,784
    278,000       Yue Yuen Industrial Holdings ............................            588,360
                                                                                  ------------
                                                                                     4,926,437
                                                                                  ------------
                  HUNGARY-0.2%
     10,400       BorsodChem RT (c) .......................................            374,766
      9,400       Zalakeramia Reszvenytarsasag (GDR) 144A
                    (c) (f) (g) ...........................................             89,112
                                                                                  ------------
                                                                                       463,878
                                                                                  ------------
                  INDIA-1.3%
     23,700       Bajaj Auto (GDR) (g) ....................................            475,778
     12,750       Bajaj Auto (GDR) 144A (f) (g) ...........................            255,956
     30,000       Bharat Petroleum (h) ....................................            318,559
     35,000       Indian Hotels Co., Ltd. (GDR) (g) .......................            651,875
     29,400       Indian Hotels, Ltd. (GDR) 144A (f) (g) ..................            561,540
     19,000       ITC Limited (h) .........................................            299,250
     70,000       Mahanagar Telephone Nigam, Ltd. (h) .....................            460,714
      4,600       Tata Engineering & Locomotive, Ltd. (GDR) (g) ...........             38,295
     42,714       Tata Engineering & Locomotive, Ltd. (GDR) 144A (f) (g) ..            355,594
                                                                                  ------------
                                                                                     3,417,561
                                                                                  ------------
                  INDONESIA-0.0%
      1,550       Gulf Indonesia Resources, Ltd (c) .......................             34,100
     56,000       PT London Sumara Indonesis ..............................             31,818
                                                                                  ------------
                                                                                        65,918
                                                                                  ------------
                  IRELAND-0.5%
      3,625       Elan PLC (ADR) (c) (d) ..................................            185,555
    613,810       Fyffes ..................................................            917,317
      6,175       Ryanair Holdings PLC (ADR) (c) (d) ......................            153,603
                                                                                  ------------
                                                                                     1,256,475
                                                                                  ------------
                  ISRAEL-0.2%
     85,000       Bank Leumi Le-Israel ....................................            142,694
     35,000       Super-Sol, Ltd. (c) .....................................             99,891
      8,100       Teva Pharmaceutical Industries, Ltd. (ADR) (d) ..........            383,231
                                                                                  ------------
                                                                                       625,816
                                                                                  ------------
                  ITALY-1.8%
      7,110       Aeroporti di Roma S.p.A. (c) ............................             73,753
     11,859       Assicurazioni Generali ..................................            291,280
    121,282       Banca Commerciale Italiana ..............................            421,642
    525,207       Credito Italiano ........................................          1,619,561
     79,400       Fila Holdings S.p.A. (ADR) (d) ..........................          1,597,925
      7,900       Industrie Natuzzi S.p.A. (ADR) (d) ......................            162,937
    280,000       Montedison S.p.A. .......................................            250,059
     47,473       Telecom Italia S.p.A. ...................................            303,247
                                                                                  ------------
                                                                                     4,720,404
                                                                                  ------------
                  JAPAN-4.2%
     47,900       Amway Japan, Ltd. .......................................            917,133
      8,335       Bridgestone Corp. .......................................            180,654
      3,000       Doutor Coffee (c) .......................................             76,970
     88,900       Enix Corp. ..............................................          1,702,152
     10,000       Fujitsu .................................................            107,222
     20,000       Hitachi .................................................            142,452
      7,700       Kita Kyushu Coca-Cola Bottling ..........................            146,251
     20,500       Konami Co., Ltd. ........................................            503,983
      5,000       Matsushita Electric Works, Ltd. .........................             43,272
     31,000       Mitsubishi Estate Co., Ltd., 144A (f) ...................            337,137
     10,000       Mitsui Fudosan Co., 144A (f) ............................             96,500
        162       Nippon Telegraph & Telephone ............................          1,389,599
         34       NTT Data Communications Systems Corp. ...................          1,830,589
     43,200       Sankyo Co. ..............................................            631,937
     30,000       Sony Corp. ..............................................          2,665,237
      3,000       Square Co., Ltd. (c) ....................................             83,174
     15,000       Takeda Chemical .........................................            427,357
                                                                                  ------------
                                                                                    11,281,619
                                                                                  ------------
                  KAZAKHSTAN-0.0%
      1,800       Kazkommerts Bank (ADR) 144A
                    (c) (d) (f) ...........................................             37,800
                                                                                  ------------
                  KOREA-0.2%
     18,040       Keumkang, Ltd. ..........................................            175,611
        650       SK Telecom Co., Ltd. ....................................            161,445
     16,610       Tae Young Corp. .........................................            274,384
                                                                                  ------------
                                                                                       611,440
                                                                                  ------------
                  LUXEMBOURG-1.0%
         75       Millicom International Cellular .........................              2,822
    201,250       Quilmes Industrial S.A. (ADR) (d) .......................          2,754,609
                                                                                  ------------
                                                                                     2,757,431
                                                                                  ------------
                  MALAYSIA-0.2%
  1,105,000       Technology Resources Industries BHD .....................            653,426
                                                                                  ------------
                  MEXICO-2.3%
    320,000       Accel S.A. Series B (c) .................................             84,059
     50,000       Acer Computec Latino America S.A. (c) ...................            148,690
    169,000       Alfa S.A. ...............................................          1,145,443
     90,000       Cifra S.A. (ADR) (d) ....................................            208,800
      3,828       Cifra S.A. de CV ........................................              9,391
     19,800       Corporacion Interamericana de Entretenimiento S.A. (c) ..            154,072
     17,500       Empresas ICA Sociedad Controladora S.A. (ADR) (d) .......            287,656
     24,900       Fomento Economico Mexicano B (c) ........................            199,003
      6,985       Grupo Carso S.A. ........................................             46,737
      7,150       Grupo Casa Autrey S.A. (ADR) (d) ........................            146,128
    300,000       Grupo Financiero Banorte S.A., Series B (c) .............            522,644
          1       Grupo Financiero Inbursa, S.A. ..........................                  4
     20,000       Grupo Industrial Maseca S.A. de CV (ADR) (d) ............            310,000
    180,000       Grupo Industrial Maseca S.A., Series B ..................            186,011
     11,600       Grupo Radio Centro S.A. .................................            165,300
      9,975       Grupo Televisa S.A. (ADR) (d) ...........................            385,908
     53,000       Hylsamex S.A. de C.V. B (c) .............................            311,939
     19,000       Industrias Penoles S.A. .................................             85,930
      9,800       Kimberly Clark de Mexico, S.A. ..........................             47,965
     11,300       Moderna .................................................             61,467
     16,000       Sanluis Corp. de S.A. C.V. ..............................            131,442
     27,150       Telefonos de Mexico, S.A. de C.V. (ADR) 144A (d) (f) ....          1,522,097
                                                                                  ------------
                                                                                     6,160,686
                                                                                  ------------
                  NETHERLANDS-5.3%
      9,169       Akzo Nobel, 144A (f) ....................................          1,580,885
      1,300       ASM Lithography Holding (ADR) (c) (d) ...................             87,750
     14,400       Baan Co. NV (c) .........................................            475,200
     16,425       Benckiser NV (c) ........................................            679,633
     32,542       Elsevier NV .............................................            526,411
     70,150       European Vinyls Corp. International NV ..................          1,556,852
      3,955       Getronics NV ............................................            126,004
     12,000       ING Groep NV ............................................            505,413
      7,557       KLM .....................................................            279,523
      9,360       Koninklijke Nutricia Verenigde Bedrijven NV .............            283,895
      5,700       Oce Van der Grinten NV (c) ..............................            621,261
     14,030       Philips Electronics NV ..................................            841,392
     29,976       Philips Electronics NV (ADR) (d) ........................          1,813,548
        302       Simac Techniek NV .......................................             35,150
     40,000       Unilever NV, 144A (f) ...................................          2,497,500
      3,166       Vedior NV, 144A (c) (f) .................................             56,992
     44,600       VNU .....................................................          1,258,166
      7,664       Wolters Kluwer ..........................................            989,915
                                                                                  ------------
                                                                                    14,215,490
                                                                                  ------------
                  NEW ZEALAND-1.8%
    560,000       Fernz Corp., Ltd. .......................................          1,446,980
    760,300       Lion Nathan, Ltd. .......................................          1,704,067
  1,022,950       Sanford, Ltd. ...........................................          1,544,337
                                                                                  ------------
                                                                                     4,695,384
                                                                                  ------------
                  NORWAY-0.5%
     13,850       Aker Maritime ASA .......................................            294,410
      2,393       Merkantildata ...........................................             82,296
     13,050       Petroleum Geo Services (ADR) (c) (d) ....................            844,988
      6,754       Tomra Systems ASA .......................................            150,885
                                                                                  ------------
                                                                                     1,372,579
                                                                                  ------------
                  PAKISTAN-0.2%
    188,000       Fauji Fertilizer Company, Ltd. (c) ......................            359,928
     22,800       Pakistan State Oil Company, Ltd. (c) ....................            194,033
                                                                                  ------------
                                                                                       553,961
                                                                                  ------------
                  PANAMA-0.5%
     29,225       Bladex (c) ..............................................          1,209,184
                                                                                  ------------
                  PERU-0.2%
      3,428       Ferryros S.A. (ADR) 144A (c) (d) (f) ....................             72,459
     15,750       Telefonica de Peru S.A. (ADR) (d) .......................            367,172
                                                                                  ------------
                                                                                       439,631
                                                                                  ------------
                  PHILIPPINES-0.1%
        300       Aboitiz Equity Ventures, Inc. (c) .......................                  9
    145,000       International Container .................................             17,901
    120,000       Ionics Circuit, Inc. ....................................             48,889
    334,400       Music Semiconductors, Inc. (c) ..........................            119,724
                                                                                  ------------
                                                                                       186,523
                                                                                  ------------
                  PORTUGAL-0.7%
     15,500       Brisa-Auto Estradas de Portugal, S.A. (c) ...............            515,488
        333       Capital Portugal Fund, 144A (c) (f) .....................             54,954
     22,500       Cimpor Cimentos de Portugal .............................            589,731
      6,500       Companhia de Seguros Tranquilidade ......................            156,099
     15,000       Filmes Lusomundo ........................................            137,327
      8,400       Sonae Investimentos - Sociedade Gestora de
                    Participacoes Sociais S.A. ............................            339,742
                                                                                  ------------
                                                                                     1,793,341
                                                                                  ------------
                  RUSSIA-1.8%
      8,100       Irkutskenergo (ADR) (d) .................................             76,950
         11       Irkutskenergo (Russian Depositary Trust) 144A (c) (f) ...            435,600
     35,100       Lukoil Holdings (ADR) (d) ...............................          1,061,227
      3,325       Lukoil Oil Company (ADR) (d) ............................            304,237
        950       Mosenergo (ADR) 144A (d) (f) ............................             35,625
     53,000       Surgutneftegaz (ADR) (d) ................................            530,000
      4,700       Tatneft (ADR) (d) .......................................            658,000
     12,000       Tatneft (ADR) 144A (d) (f) ..............................          1,705,322
      1,358       Unified Energy Systems (GDR) (c) (g) ....................             40,740
                                                                                  ------------
                                                                                     4,847,701
                                                                                  ------------
                  SINGAPORE-0.2%
  1,000,000       Mandarin Oriental International, Ltd. ...................            670,000
                                                                                  ------------
                  SOUTH AFRICA-1.4%
     25,000       Barlow, Ltd. ............................................            212,165
    650,000       Consolidated African Mines, Ltd. ........................            186,993
    115,000       De Beers Centenary Mines AG (ADR) (d) ...................          2,350,312
     21,000       De Beers Consolidated Mines, Ltd. .......................            427,206
         33       Dimension Data Holdings, Ltd. (c) .......................                142
    330,000       Iscor, Ltd. .............................................             97,647
     53,326       JCI, Ltd. ...............................................            238,332
     84,147       Lonrho PLC, 144A (f) ....................................            127,954
     22,423       Sasol, Ltd. .............................................            234,989
                                                                                  ------------
                                                                                     3,875,740
                                                                                  ------------
                  SPAIN-0.2%
        502       Prosegur Seguridad (c) ..................................              5,041
      7,651       Tele Pizza S.A. (c) .....................................            617,705
                                                                                  ------------
                                                                                       622,746
                                                                                  ------------
                  SWEDEN-2.2%
     58,100       AB Volvo, Series B ......................................          1,558,622
     25,494       Assa-Abloy AB, Series B .................................            674,283
     14,479       Autoliv AB (c) ..........................................            474,187
     13,923       Electrolux AB, Series B .................................            966,205
     12,522       Ericsson LM Telephone AB, Series B ......................            470,764
      6,493       Ericsson LM Telephone Co. (ADR) (c) (d) .................            242,270
      4,717       Investor AB .............................................            229,912
     14,880       Medical Invest, Series B ................................            496,631
      3,466       Pricer AB, Series B .....................................             64,170
     15,474       Securitas AB, Series B ..................................            467,734
     19,598       Skandinaviska Enskilda Bank .............................            248,063
      3,310       WM Data AB, Series B ....................................             59,823
                                                                                  ------------
                                                                                     5,952,664
                                                                                  ------------
                  SWITZERLAND-3.5%
         95       Aero Serono Group .......................................            156,686
        186       Baloise Holding, Ltd. (c) ...............................            344,072
         63       Clariant ................................................             52,601
      1,995       Credit Suisse ...........................................            308,561
      5,970       Danzas Holding AG (c) ...................................          1,172,591
         64       Kuoni Reisen Holdings, Series B .........................            239,803
        840       Nestle S.A., 144A (f) ...................................          1,258,390
      1,242       Novartis AG .............................................          2,014,468
        191       Roche Holdings AG (c) ...................................          1,896,013
        384       Schweizerische Bankgesellsch ............................            555,029
        859       Schweizerische Lebensversicherungs - Swiss Life .........            674,290
        825       Sulzer Medica AG (c) ....................................            197,612
         74       Swissair ................................................            101,287
        986       Zurich Versicherun ......................................            469,652
                                                                                  ------------
                                                                                     9,441,055
                                                                                  ------------
                  TAIWAN-0.4%
      7,452       Advanced Semiconductor Engineering (GDR) (g) ............            134,136
    120,000       China Development Corp. (h) .............................            342,069
     90,000       Delta Electronic Industrial (c) (h) .....................            358,621
      4,900       Formosa Chemical & Fibre (h) ............................           $  5,827
      8,840       Hung Sheng Shareholder Equity Certificate (h) ...........             14,225
      7,000       Yageo Corp. (GDR) (c) (g) ...............................             82,250
      8,400       Yageo Corp. (GDR) 144A (c) (f) (g) ......................             98,700
                                                                                  ------------
                                                                                     1,035,828
                                                                                  ------------
                  THAILAND-0.0%
     41,000       Central Pattana, Ltd. ...................................             21,288
     54,100       Hemaraj Land & Development ..............................             42,134
     14,600       Pizza Public Co, Ltd. ...................................             25,773
     20,000       Tipco Asphalt Co., Ltd. .................................             10,384
                                                                                  ------------
                                                                                        99,579
                                                                                  ------------
                  TURKEY-1.0%
  2,289,000       Akcansa Cimento Sanayi & Ticaret ........................            320,294
  2,620,000       Haci Omer Sabanci Holdings AS ...........................            161,182
  1,645,750       Koc Holdings ............................................            385,133
    428,125       Migros Turk Tas .........................................            387,327
  9,603,279       Turk Sise Ve Cam Fabrikalani (c) ........................            706,635
 18,916,424       Yapi Ve Kredi Bankasi ...................................            721,060
                                                                                  ------------
                                                                                     2,681,631
                                                                                  ------------
                  UNITED KINGDOM-12.0%
      3,468       Amvescap PLC ............................................             29,706
     14,496       Barclays ................................................            384,526
     14,967       British Petroleum, 144A (f) .............................            196,789
     30,930       BTG .....................................................            345,457
    109,146       Capita Group PLC ........................................            661,515
     83,625       Carlton Communications PLC (c) ..........................            642,817
     93,530       Compass Group PLC .......................................          1,142,955
    788,000       Cordiant Communications Group PLC .......................          1,410,776
     96,050       Dixons Group ............................................            948,939
     38,516       Electrocomponents .......................................            285,947
     42,387       Energis PLC (c) .........................................            176,836
    332,789       Freepages ...............................................            179,013
     30,200       Gallaher Group PLC (ADR) (c) (d) ........................            645,525
     16,100       Glaxo Wellcome PLC (ADR) (d) ............................            770,787
     95,000       Guinness PLC, 144A (f) ..................................            871,469
     54,516       Hays PLC ................................................            727,981
     10,550       Imperial Chemical Industies PLC (ADR) (c) (d) ...........            685,091
     13,029       Imperial Chemical Industries PLC (c) ....................            201,161
     88,265       J.D. Wetherspoon PLC ....................................            485,667
     15,951       JBA Holdings PLC ........................................            269,462
    318,700       Ladbroke Group PLC ......................................          1,381,947
     81,406       Lloyds TSB Group PLC ....................................          1,050,956
     39,947       Logica PLC ..............................................            759,470
      6,702       National Westminster ....................................            111,126
    155,654       Newsquest PLC (c) .......................................            681,338
     72,125       Next PLC ................................................            819,780
     49,500       Pearson .................................................            642,300
     37,381       Powerscreen International PLC (c) .......................            372,995
     22,928       Premier Farnell PLC .....................................            165,889
    354,887       Rentokil Initial PLC ....................................          1,568,006
     93,003       Royal & Sun Alliance Insurance Group PLC (c) ............            931,820
    788,000       Saatchi & Saatchi PLC (c) ...............................          1,423,719
    100,000       Securicor PLC ...........................................            470,576
  1,174,000       Sedgwick Group ..........................................          2,718,896
      2,587       Sema Group PLC ..........................................             62,994
     68,930       Siebe ...................................................          1,290,680
     12,492       SmithKline Beecham PLC ..................................            128,341
      3,900       SmithKline Beecham PLC (ADR) (d) ........................            200,606
    263,000       Tate & Lyle PLC .........................................          2,168,527
     17,644       TI Group ................................................            135,048
    512,828       Tomkins PLC .............................................          2,392,189
    495,000       Vardon PLC ..............................................          1,101,666
      3,991       Victrex .................................................             15,143
     14,921       Williams Holdings .......................................             84,552
    121,000       WPP Group PLC ...........................................            535,611
                                                                                  ------------
                                                                                    32,276,594
                                                                                  ------------
                  UNITED STATES-27.0%
    100,366       AC Nielson Corp. ........................................          2,446,421
     41,000       AMBAC, Inc. .............................................          1,886,000
        825       Analog Devices, Inc. ....................................             22,842
     35,400       Anheuser-Busch Companies, Inc. ..........................          1,557,600
     22,850       Apache Corp. ............................................            801,178
     62,775       Banc One Corp. ..........................................          3,409,467
      1,500       BankAmerica Corp. .......................................            109,500
     66,300       Black & Decker Corp. ....................................          2,589,844
     36,000       Boeing Co. ..............................................          1,761,750
     62,000       Brunswick Corp. .........................................          1,879,375
      1,325       Cardinal Health, Inc. ...................................             99,541
     20,425       CBS Corp. ...............................................            601,261
      4,500       Cellular Communications International (c) ...............            210,375
     22,638       Cisco Systems, Inc. (c) .................................          1,262,041
     65,000       Columbia/HCA Healthcare Corp. ...........................          1,925,625
     11,150       Comcast Corp. ...........................................            351,922
      3,950       Compaq Computer Corp. ...................................            222,928
     59,100       Dun & Bradstreet Corp. ..................................          1,828,406
      6,550       EI duPont de Nemours & Co. ..............................            393,409
      3,675       Eli Lilly ...............................................            255,872
     12,750       Emerson Electric Co. . ..................................            719,578
     50,000       Federal National Mortgage Association ...................          2,853,125
     30,200       Fortune Brands, Inc. ....................................          1,119,287
     46,540       Foundation Health Systems, Inc. (c) .....................          1,041,332
        900       General Electric Co. ....................................             66,037
     27,300       H.J. Heinz Co. ..........................................          1,387,181
      1,075       Intel Corp. .............................................             75,519
     14,725       Jacor Communications, Inc. (c) ..........................            782,266
     50,400       Knight-Ridder, Inc. .....................................          2,620,800
     25,000       Lockheed Martin Corp. ...................................          2,462,500
     27,700       Manpower, Inc. ..........................................            976,425
     70,000       Mattel, Inc. ............................................          2,607,500
     28,000       Mellon Bank Corp. .......................................          1,697,500
     10,300       Microsoft Corp. (c) .....................................          1,331,275
      1,500       Minnesota Mining & Manufacturing Co. ....................            123,094
     22,850       Monsanto Co. ............................................            959,700
     12,975       Morton International, Inc. ..............................            446,016
     49,600       Nabisco Holdings Corp. ..................................          2,402,500
     50,000       NIKE, Inc., Class B .....................................          1,962,500
     69,750       Old Republic International Co. ..........................          2,593,828
     17,525       Parametric Technology Corp. (c) .........................            830,247
     16,000       PepsiCo, Inc. ...........................................            583,000
      5,175       Pfizer, Inc. ............................................            385,861
     78,000       Philip Morris Companies .................................          3,534,375
     44,000       Polaroid Corp. ..........................................          2,142,250
     11,500       Polygram NV .............................................            548,406
     17,000       Quorum Health Group (c) .................................            444,125
      7,425       RadiSys Corp. (c) .......................................            276,581
      6,550       SanDisk Corp. ...........................................            133,047
        725       Schering-Plough Corp. ...................................             45,041
      6,350       Schlumberger, Ltd. ......................................            511,175
      3,750       SLM Holding Corp. .......................................            521,719
     16,640       Solutia, Inc. (c) .......................................            444,080
     17,050       Sonat, Inc. .............................................            780,037
     18,775       Sports Authority (c) ....................................            276,931
     80,800       Tele-Communications-, Inc. (c) ..........................          2,257,350
     19,625       Texas Instruments, Inc. .................................            883,125
      2,350       Transocean Offshore, Inc. ...............................            113,241
      9,662       Tricon Global Restaurants, Inc. (c) .....................            280,802
     83,000       U.S. West Media Group (c) ...............................          2,396,625
     24,975       Warnaco Group ...........................................            783,591
      4,900       Warner-Lambert Co. ......................................            607,600
        450       Wells Fargo & Co. .......................................            152,747
     31,943       Wolverine Worldwide .....................................            722,710
     24,675       WorldCom, Inc. (c) ......................................            746,419
                                                                                  ------------
                                                                                    72,244,405
                                                                                  ------------
                  VENEZUELA-0.9%
     46,600       CANTV (ADR) (c) (d) .....................................          1,939,725
    361,496       Electricidad de Caracas .................................            433,681
                                                                                  ------------
                                                                                     2,373,406
                                                                                  ------------
                  Total Common Stocks (Identified Cost
                    $230,043,946) .........................................       $247,684,115
                                                                                  ============
BONDS AND NOTES - 0.3%
        FACE
       AMOUNT
----------------------------------------------------------------------------------------------
                  MEXICO-0.1%
$   200,000       Alfa S.A., Convertible Note, 144A, 8.000%, 9/15/00 (f) ..         $  282,000
                                                                                  ------------
                  TAIWAN-0.2%
    150,000       United Microelectronics Corp., Convertible Note, 144A,
                    1.250%, 6/08/04 (f) ...................................            393,750
                                                                                  ------------
                  Total Bonds And Notes (Identified Cost $399,565) ........            675,750
                                                                                  ------------
SHORT TERM INVESTMENTS--7.7%

  1,000,000       Household Finance Corp., 6.700%, 1/02/98 ................            999,814
 12,132,000       Repurchase Agreement with State Street Bank & Trust Co.
                    dated 12/31/97 at 5.00% to be repurchased at,
                    $12,135,370 on 1/2/98 collateralized by $12,065,000
                    U.S. Treasury Bond due 1/31/99 with a value of
                    $12,380,439 ...........................................         12,132,000
  7,568,000       Repurchase Agreement with State Street Bank & Trust Co.
                    dated 12/31/97 at 6.00% to be repurchased at,
                    $7,570,523 on 1/2/98 collateralized by $7,525,000 U.S.
                    Treasury Bond due 1/31/99 with a value of $7,721,741 ..          7,568,000
                                                                                  ------------
                  Total Short Term Investments (Identified Cost
                    $20,699,814) ..........................................         20,699,814
                                                                                  ------------
                  Total Investments-100.4% (Identified Cost $251,143,325)
                    (i) ...................................................        269,059,679

                  Other assets less liabilities (e) .......................         (1,074,274)
                                                                                  ------------
                  Total Net Assets-100% ...................................       $267,985,405
                                                                                  ============

Investments as of December 31, 1997


                                                     LOCAL         AGGREGATE                       UNREALIZED
                                     DELIVERY       CURRENCY          FACE           TOTAL         APPRECIATION/
                                       DATE          AMOUNT           VALUE          VALUE         DEPRECIATION
                                   ------------   ---------------  ----------     -------------  ---------------
Deutsch Mark (bought) .........       1/15/98          275,000     $  153,165     $  153,002         $    (163)
Deutsch Mark (bought) .........       1/15/98          275,000        153,276        153,002              (274)
Deutsch Mark (sold) ...........       1/15/98          275,000        157,287        153,002             4,285
Deutsch Mark (sold) ...........       1/15/98          300,000        171,605        166,911             4,694
Deutsch Mark (bought) .........        2/3/98          300,000        171,872        167,097            (4,775)
Deutsch Mark (bought) .........        2/3/98        1,000,000        580,552        556,993           (23,559)
Deutsch Mark (bought) .........        2/3/98          400,000        233,046        222,797           (10,249)
Deutsch Mark (sold) ...........        2/3/98        1,700,000        945,621        946,888            (1,267)
Deutsch Mark (bought) .........       2/18/98          350,000        195,525        195,117              (408)
Deutsch Mark (sold) ...........       2/18/98          350,000        188,873        195,117            (6,244)
Deutsch Mark (bought) .........       2/19/98          900,000        505,504        501,757            (3,747)
Deutsch Mark (bought) .........       2/19/98          550,000        320,709        306,629           (14,080)
Deutsch Mark (sold) ...........       2/19/98        1,450,000        804,215        808,386            (4,171)
Deutsch Mark (bought) .........       2/26/98          400,000        231,348        223,093            (8,255)
Deutsch Mark (bought) .........       2/26/98          480,000        279,411        267,712           (11,699)
Deutsch Mark (sold) ...........       2/26/98        1,500,000        831,947        836,600            (4,653)
Dutch Guilder (bought) ........        2/3/98        1,500,000        775,434        741,352           (34,082)
Dutch Guilder (sold) ..........        2/3/98        1,500,000        740,741        741,352              (611)
Dutch Guilder (sold) ..........       2/18/98          125,000         59,826         61,836            (2,010)
Dutch Guilder (bought) ........       2/19/98        1,400,000        697,854        692,604            (5,250)
Dutch Guilder (bought) ........       2/19/98          670,000        346,656        331,460           (15,196)
Dutch Guilder (sold) ..........       2/19/98        3,200,000      1,574,803      1,583,094            (8,291)
Finnish Markka (bought) .......       1/20/98          675,000        128,910        123,991            (4,919)
Finnish Markka (sold) .........       1/20/98          675,000        130,309        123,991             6,318
French Franc (bought) .........        1/9/98        1,400,000        233,019        232,737              (282)
French Franc (bought) .........        1/9/98        1,600,000        279,055        265,986           (13,069)
French Franc (sold) ...........        1/9/98        3,000,000        498,757        498,723                34
French Franc (sold) ...........       1/20/98          400,000         67,659         66,539             1,120
French Franc (bought) .........        2/3/98        5,000,000        873,266        832,414           (40,852)
French Franc (sold) ...........        2/3/98        5,000,000        824,855        832,414            (7,559)
French Franc (bought) .........       2/18/98        2,700,000        471,124        449,907           (21,217)
French Franc (sold) ...........       2/18/98        2,800,000        457,255        466,570            (9,315)
French Franc (sold) ...........       2/18/98        2,000,000        319,616        333,265           (13,649)
French Franc (sold) ...........       3/18/98        1,000,000        171,939        166,892             5,047
French Franc (bought) .........       4/15/98       24,000,000      4,130,098      4,011,419          (118,679)
French Franc (sold) ...........       4/15/98       24,000,000      4,103,476      4,011,419            92,057
British Pounds (bought) .......       2/11/98          400,000        638,778        655,659            16,881
British Pounds (bought) .......       2/11/98        1,720,000      2,861,633      2,819,335           (42,298)
British Pounds (sold) .........       2/11/98          750,000      1,246,275      1,229,361            16,914
British Pounds (sold) .........       2/11/98        1,600,000      2,578,992      2,622,637           (43,645)
British Pounds (sold) .........       2/18/98        1,300,000     $2,108,867     $2,130,166          $(21,299)
British Pounds (sold) .........       2/19/98          300,000        500,700        491,553             9,147
Japanese Yen (sold) ...........       1/20/98       63,000,000        567,568        483,899            83,669
Japanese Yen (sold) ...........       2/18/98       35,000,000        304,242        269,990            34,252
Japanese Yen (sold) ...........       2/18/98       17,000,000        143,501        131,138            12,363
Japanese Yen (bought) .........       3/18/98       90,000,000        754,741        697,187           (57,554)
Japanese Yen (sold) ...........       3/18/98      216,160,000      1,870,948      1,674,488           196,460
Japanese Yen (sold) ...........       3/25/98       18,000,000        140,296        139,585               711
Japanese Yen (sold) ...........       4/22/98       42,000,000        331,819        327,061             4,758
Japanese Yen (sold) ...........       4/22/98        6,000,000         46,746         46,723                23
Japanese Yen (sold) ...........       4/22/98        8,000,000         62,534         62,297               237
Swedish Krona (sold) ..........       1/20/98        2,300,000        299,090        289,840             9,250
Swedish Krona (sold) ..........        2/2/98          750,000         97,174         94,548             2,626
Swiss Franc (sold) ............        1/9/98          100,000         69,104         68,512               592
Swiss Franc (sold) ............       1/20/98          220,000        153,631        150,929             2,702
Swiss Franc (sold) ............        2/2/98          230,000        159,335        158,038             1,297
Swiss Franc (bought) ..........        2/2/98           90,000         64,887         61,841            (3,046)
Swiss Franc (bought) ..........       2/18/98          800,000        577,818        550,698           (27,120)
Swiss Franc (sold) ............       2/18/98          300,000        202,908        206,512            (3,604)
Swiss Franc (sold) ............       2/18/98          250,000        167,112        172,093            (4,981)
Swiss Franc (sold) ............       2/18/98          250,000        169,814        172,092            (2,278)
Swiss Franc (sold) ............       2/19/98          400,000        275,482        275,380               102
South African Rand (bought) ...       10/2/98          265,000         51,203         51,250                47
South African Rand (bought) ...       10/2/98          120,000         23,119         23,208                89
South African Rand (bought) ...       10/2/98          100,000         19,229         19,340               111
South African Rand (bought) ...       10/2/98           40,000          7,689          7,736                47
South African Rand (bought) ...       10/2/98           50,000          9,592          9,670                78
South African Rand (bought) ...       10/2/98           90,000         17,268         17,406               138
South African Rand (bought) ...       10/2/98          113,000         21,706         21,854               148
South African Rand (sold) .....       10/2/98          480,000         95,106         92,830             2,276
South African Rand (sold) .....       10/2/98          298,000         56,525         57,632            (1,107)
                                                                                                      --------
                                                                                                      $(86,984)
                                                                                                      ========

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1997 (UNAUDITED)
Finance                                      23.70%  Consumer Services                         6.40%
Consumer Basics                              15.50%  Basic Industries                          6.40%
General Business                             11.70%  Energy                                    5.30%
Utilities                                     7.30%  Technology                                5.30%
Consumer Non-Durables                         6.50%  Transportation                            5.00%

(a) Ordinary shares unless otherwise noted
(b) See Note 1a of the notes to the financial statements.
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $391,313 and a cost of
    $397,412.
(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) Global Depository Receipt.
(h) These securities are certificates which entitle the holder to the value of one local share of the common stock of the company indicated. The value of these certificates is derived from the value of the underlying common stock and the risk that the counterparty may not perform under the contract.

(i) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $251,629,777 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is
      an excess of value over tax cost. ...........................................      $34,031,127
      Aggregate gross unrealized depreciation for all investments in which there is
      an excess of tax cost over value. ...........................................      (16,601,225)
                                                                                         -----------
      Net unrealized appreciation .................................................      $17,429,902
                                                                                         ===========

                 See accompanying notes to financial statements.

                                 STATEMENT OF ASSETS & LIABILITIES

December 31, 1997

ASSETS
  Investments at value ...........................                $269,059,679
  Cash ...........................................                      25,508
  Foreign cash at value (Cost $397,412) ..........                     391,313
  Receivable for:
    Fund shares sold .............................                     408,144
    Securities sold ..............................                   1,947,155
    Dividends and interest .......................                     259,860
    Foreign withholding taxes ....................                      84,026
  Prepaid registration expense ...................                      12,500
  Unamortized organization expense ...............                      39,511
                                                                  ------------
                                                                   272,227,696
LIABILITIES
  Payable for:
    Securities purchased ......................... $3,164,403
    Open forward currency contracts - net ........     86,984
    Fund shares redeemed .........................    400,725
    Foreign withholding taxes ....................      4,773
  Accrued expenses:
    Management fees ..............................    236,287
    Deferred trustees' fees ......................      5,452
    Accounting and administrative ................      3,840
    Other ........................................    339,827
                                                   ----------
                                                                     4,242,291
                                                                  ------------
NET ASSETS .......................................                $267,985,405
                                                                  ============

Net Assets consist of:
    Capital paid in ..............................                $250,623,937
    Undistributed net investment income ..........                      28,189
    Distributions in excess of net realized gain .                    (486,452)
    Unrealized appreciation on investments,
      forward currency contracts and foreign
      currency transactions ......................                  17,819,731
                                                                  ------------
NET ASSETS .......................................                $267,985,405
                                                                  ============

Computation of net asset value and offering
price:
Net asset value and redemption price of Class
  A shares ($118,381,188 divided by 7,658,615
  shares of beneficial interest) .................                      $15.46
Offering price per share (100/94.25 of $15.46) ...                      $16.40*
Net asset value and offering price of Class
  B shares ($123,467,445 divided by 8,107,308
  shares of beneficial interest) .................                      $15.23**
Net asset value and offering price of Class
  C shares ($26,136,772 divided by 1,715,088
  shares of beneficial interest) .................                      $15.24
Identified cost of investments ...................                $251,143,325
                                                                  ============
 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends .....................................                 $ 3,510,950(a)
  Interest ......................................                   1,037,477
                                                                  -----------
                                                                    4,548,427
  Expenses
    Management fees .............................   $ 2,442,270
    Service fees - Class A ......................       261,743
    Service and distribution fees - Class B .....     1,037,171
    Service and distribution fees - Class C .....       241,823
    Trustees' fees and expenses .................        21,383
    Accounting and administrative ...............        43,566
    Custodian ...................................       847,882
    Transfer agent ..............................       640,111
    Audit and tax services ......................        46,090
    Legal .......................................        11,779
    Printing ....................................        75,910
    Registration ................................        80,618
    Amortization of organization expenses .......        13,027
    Miscellaneous ...............................        16,022
                                                    -----------
  Total expenses ................................                   5,779,395
                                                                  -----------
  Net investment loss ...........................                  (1,230,968)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, FORWARD
  CURRENCY CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ...........................    13,081,296
    Futures contracts - net .....................       (28,122)
    Foreign currency transactions - net .........       568,363
                                                    -----------
    Net realized gain on investments, futures
      contracts and foreign currency transactions    13,621,537
                                                    -----------
  Unrealized appreciation (depreciation) on:
    Investments - net ...........................     8,196,607
    Foreign currency transactions - net .........      (171,756)
                                                    -----------
    Net unrealized appreciation on
      investments, forward currency contracts
      and foreign currency transactions .........     8,024,851
                                                    -----------
  Net gain on investment transactions ...........                  21,646,388
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......                 $20,415,420
                                                                  ===========
  (a) Net of foreign taxes of: $276,904

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31,           DECEMBER 31,
                                                                   1996                   1997
                                                             ----------------       ----------------
FROM OPERATIONS
  Net investment loss .....................................       $  (459,980)          $ (1,230,968)
  Net realized gain on investments, futures contracts, and
    foreign currency transactions .........................         1,546,235             13,621,537
  Unrealized appreciation on investments, and foreign
    currency transactions .................................         9,794,880              8,024,851
                                                                 ------------           ------------
  Increase in net assets from operations ..................        10,881,135             20,415,420
                                                                 ------------           ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
  Class A .................................................          (827,582)            (5,347,965)
  Class B .................................................          (790,419)            (5,550,098)
  Class C .................................................          (219,963)            (1,229,908)
                                                                 ------------           ------------
                                                                   (1,837,964)           (12,127,971)
                                                                 ------------           ------------
  Paid in capital
  Class A .................................................                 0               (260,229)
  Class B .................................................                 0               (270,065)
  Class C .................................................                 0                (59,596)
                                                                 ------------           ------------
                                                                                            (589,890)
                                                                 ------------           ------------
    Increase in net assets derived from capital share
      transactions ........................................       142,813,680            108,430,995
                                                                 ------------           ------------
    Total increase in net assets ..........................       151,856,851            116,128,554

NET ASSETS
  Beginning of the year ...................................                 0            151,856,851
                                                                 ------------           ------------
  End of the year .........................................      $151,856,851           $267,985,405
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  Beginning of the year ...................................      $          0           $    (65,383)
                                                                 ------------           ------------
  End of the year .........................................      $    (65,383)          $     28,189
                                                                 ============           ============
                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                        CLASS A                                         CLASS B
                                         -------------------------------------           -----------------------------------
                                           YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
                                          DECEMBER 31,            DECEMBER 31,            DECEMBER 31,           DECEMBER 31,
                                              1996                    1997                    1996                   1997
                                          ------------            ------------            ------------           ------------
Net Asset Value, Beginning of Year            $12.50                  $14.40                  $12.50                  $14.30
                                              ------                  ------                  ------                  ------
Income (Loss) From Investment
  Operations
Net Investment Loss (b) ..........             (0.03)                  (0.02)                  (0.12)                  (0.14)
Net Realized and Unrealized Gain
  on Investments .................              2.11                    1.88                    2.10                    1.87
                                              ------                  ------                  ------                  ------
Total From Investment Operations .              2.08                    1.86                    1.98                    1.73
                                              ------                  ------                  ------                  ------
Less Distributions
Distributions From Net Realized
  Capital Gains ..................             (0.18)                  (0.76)                  (0.18)                  (0.76)
Distributions From Paid-in-Capital             (0.00)                  (0.04)                  (0.00)                  (0.04)
                                              ------                  ------                  ------                  ------
Total Distributions ..............             (0.18)                  (0.80)                  (0.18)                  (0.80)
                                              ------                  ------                  ------                  ------
Net Asset Value, End of Year .....            $14.40                  $15.46                  $14.30                  $15.23
                                              ======                  ======                  ======                  ======
Total Return (%) (a) .............              16.7                    12.7                    15.9                    11.9
Ratio of Operating Expenses to
  Average Net Assets (%) .........              2.58                    2.07                    3.33                    2.82
Ratio of Net Investment Loss to
  Average Net Assets (%) .........             (0.21)                  (0.12)                  (0.96)                  (0.87)
Portfolio Turnover Rate (%) ......                57                      80                      57                      80
Average Commission Rate ..........           $0.0004                 $0.0023                 $0.0004                 $0.0023
Net Assets, End of Year (000) ....           $68,509                $118,381                 $65,367                $123,467

(a) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B Shares are not reflected in total return calculations.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
                                       See accompanying notes to financial statements.

                                                                                  CLASS C
                                                                   -------------------------------------
                                                                     YEAR ENDED              YEAR ENDED
                                                                    DECEMBER 31,            DECEMBER 31,
                                                                        1996                    1997
                                                                    ------------            ------------
Net Asset Value, Beginning of Year .........................            $12.50                  $14.31
                                                                        ------                  ------
Income (Loss) From Investment Operations
Net Investment Loss(a) .....................................             (0.12)                  (0.13)
Net Realized and Unrealized Gain on Investments ............              2.11                    1.86
                                                                        ------                  ------
Total From Investment Operations ...........................              1.99                    1.73
                                                                        ------                  ------
Less Distributions
Distributions From Net Realized Capital Gains ..............             (0.18)                  (0.76)
Distributions From Paid-in-Capital .........................             (0.00)                  (0.04)
                                                                        ------                  ------
Total Distributions ........................................             (0.18)                  (0.80)
                                                                        ------                  ------
Net Asset Value, End of Year ...............................            $14.31                  $15.24
                                                                        ======                  ======
Total Return (%) ...........................................              15.9                    11.8
Ratio of Operating Expenses to Average Net Assets (%) ......              3.33                    2.82
Ratio of Net Investment Loss to Average Net Assets (%) .....             (0.96)                  (0.87)
Portfolio Turnover Rate (%) ................................                57                      80
Average Commission Rate ....................................           $0.0004                 $0.0023
Net Assets, End of Year (000) ..............................           $17,980                 $26,137

(a) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
                                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. The Fund commenced its public offering of Class A, Class B and Class C shares on December 29, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION.   Equity securities are valued on the basis of
valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by New England Funds Management, L.P., the Fund's adviser, and the relevant subadviser under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.   Security
transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are
maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS.   The Fund may use foreign currency
contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES.   The Fund intends to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.   Dividends and distributions
are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

G. REPURCHASE AGREEMENTS.   The Fund, through its custodian, receives delivery
of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE.   Costs incurred in connection with the Fund's
organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2.  PURCHASES AND SALES OF SECURITIES.   (excluding short-term investments)
for the Fund for the year ended December 31, 1997 were $259,384,818 and $168,831,081 respectively.

3A.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.   The Fund pays
management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Founders Asset Management, Inc., Janus Capital Corporation and Montgomery Asset Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. NEFM pays Montgomery Asset Management, L.P. at the annual rate of 0.90% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Harris Associates, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the subadvisers under the management agreement in effect during the year ended December 31, 1997, are as follows:

FEES EARNED
-----------
$  864,011                  New England Funds Management, L.P.
   611,766                  Harris Associates, L.P.
   291,060                  Founders Asset Management, Inc.
   321,893                  Janus Capital Corporation
   353,540                  Montgomery Asset Management, L.P.
----------
$2,442,270
==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE.   New England Funds, L.P. ("New
England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997, these expenses amounted to $43,566 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES.   New England Funds is the transfer and shareholder
servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $471,102 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $4,592 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES.   Pursuant to Rule 12b-1 under the 1940 Act,
the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $261,743 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997 the Fund paid New England Funds $259,293 and $60,456 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $777,878 and $181,367 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $1,205,472.

E. TRUSTEES FEES AND EXPENSES.   The Fund does not pay any compensation
directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, New England Investment Companies, L.P. or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,106
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $64/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4.  CAPITAL SHARE TRANSACTIONS.   At December 31, 1997 there was an unlimited
number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1996                    DECEMBER 31, 1997
                                        ------------------------------        -----------------------------
CLASS A                                   SHARES             AMOUNT            SHARES             AMOUNT
-------                                 ----------        ------------        ---------        ------------
Shares sold ......................       5,263,135        $ 71,193,860        7,296,933        $117,687,188
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gain .........................          55,816             789,245          335,997           5,389,391
                                        ----------        ------------        ---------        ------------
                                         5,318,951          71,983,105        7,632,930         123,076,579
Shares repurchased ...............        (561,521)         (7,815,507)      (4,731,745)        (77,669,561)
                                        ----------        ------------        ---------        ------------
Net increase .....................       4,757,430        $ 64,167,598        2,901,185        $ 45,407,018
                                        ----------        ------------        ---------        ------------

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1996                    DECEMBER 31, 1997
                                        ------------------------------        -----------------------------
CLASS B                                   SHARES             AMOUNT            SHARES             AMOUNT
-------                                 ----------        ------------        ---------        ------------
Shares sold ......................       4,646,365        $ 62,819,212        4,114,717        $ 64,706,836
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gain .........................          52,648             739,708          340,752           5,397,504
                                        ----------        ------------        ---------        ------------
                                         4,699,013          63,558,920        4,455,469          70,104,340
Shares repurchased ...............        (128,197)         (1,770,220)        (918,977)        (14,305,295)
                                        ----------        ------------        ---------        ------------
Net increase .....................       4,570,816        $ 61,788,700        3,536,492        $ 55,799,045
                                        ----------        ------------        ---------        ------------

                                                YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31, 1996                    DECEMBER 31, 1997
                                        ------------------------------        -----------------------------
CLASS C                                   SHARES             AMOUNT            SHARES             AMOUNT
-------                                 ----------        ------------        ---------        ------------
Shares sold ......................       1,307,969        $ 17,561,696          930,980        $ 14,566,224
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gain .........................          14,581             205,003           78,356           1,241,162
                                        ----------        ------------        ---------        ------------
                                         1,322,550          17,766,699        1,009,336          15,807,386
Shares repurchased ...............         (65,947)           (909,317)        (550,851)         (8,582,454)
                                        ----------        ------------        ---------        ------------
Net increase .....................       1,256,603        $ 16,857,382          458,485        $  7,224,932
                                        ----------        ------------        ---------        ------------
Increase derived from capital
  shares transactions ............      10,584,849        $142,813,680        6,896,162        $108,430,995
                                        ==========        ============        =========        ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND STAR WORLDWIDE FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Star Worldwide Fund ("the Fund"), a series of New England Funds Trust I at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

SHAREHOLDER MEETING (UNAUDITED)
At a special shareholders' meeting held July 17, 1997, shareholders of the Star Worldwide Fund voted for the following proposals:

1. Subadvisory agreement relating to the Fund between NEFM and CAM Acquisition, LLC ("New Montgomery"). (New Montgomery formed due to Montgomery's acquisition by Commerzbank.)

    VOTED            VOTED          ABSTAINED         BROKER           TOTAL
     FOR            AGAINST           VOTES         NON-VOTES          VOTES
     ---            -------           -----         ---------          -----
6,319,353.926     175,718.929      444,912.242        0.000        6,939,985.097

2. To the extent permitted by exemptions granted by the SEC, to permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

    VOTED            VOTED          ABSTAINED         BROKER           TOTAL
     FOR            AGAINST           VOTES          NON-VOTES         VOTES
     ---            -------           -----          ---------         -----
5,864,406.523     435,226.006      455,106.568     185,246.000     6,939,985.097

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ
AS FOLLOWS:
                                                                      CLASS C
                                                                   ------------
Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(2) ...........................         None
Maximum Contingent Deferred Sales Charge (as a percentage
  of original purchase price or redemption proceeds, as
  applicable)(2) .............................................        1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------
                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                 Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
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              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
        Where The Best Minds Meet(R)                               PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


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             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



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        [Logo]
      MUTUAL FUND
     SERVICE AWARD
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        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
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 1995 o 1996 o 1997

    SW56-1297

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